Exhibit 99.1


CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

COMPARATIVE BALANCE SHEET

                                                                  As of April 27,      As of May 25,
ASSETS                                                                 2002                2002
==================================================================================================
CURRENT ASSETS
 Cash and cash equivalents                                         $    25,066         $    20,443
 Accounts receivable, net of reserves                                  509,743             371,537
 Notes receivable                                                      350,000             350,000
 Inventories                                                           685,001             683,172
 Prepayments                                                            21,500              30,581
--------------------------------------------------------------------------------------------------

     Total current assets                                            1,591,310           1,455,733
--------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
 Machinery and equipment                                             1,308,306           1,311,306
 Less accumulated depreciation                                      (1,097,202)         (1,103,815)
--------------------------------------------------------------------------------------------------

     Net property and equipment                                        211,104             207,491
--------------------------------------------------------------------------------------------------

     Total assets                                                  $ 1,802,414         $ 1,663,224
==================================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------------------

CURRENT LIABILITIES
 Notes payable                                                     $   115,705         $       538
 Accounts payable                                                    2,285,400           2,252,084
 Deferred revenues                                                      74,910              73,355
 Deferred gain, current portion                                             --                  --
 Accrued liabilities:
  Salaries and benefits                                                119,665             115,818
  Warranty reserve                                                     293,935             292,510
  Restructuring reserve                                              1,075,537           1,075,537
  Other                                                                184,060             193,062
--------------------------------------------------------------------------------------------------

     Total current liabilities                                       4,149,212           4,002,904
--------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.50 par value, 5,000,000 shares authorized,
     1,328,565 shares issued and outstanding                           664,283             664,283
 Additional paid-in capital                                            809,599             809,599
 Accumulated other comprehensive income                                 50,871              50,871
 Pre-bankruptcy retained earnings (accumulated deficit)             (4,244,414)         (4,237,296)
 Post-bankruptcy retained earnings                                     372,863             372,863
--------------------------------------------------------------------------------------------------

     Total stockholders' equity (deficit)                           (2,346,798)         (2,339,680)
--------------------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity                    $ 1,802,414         $ 1,663,224
==================================================================================================

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

PROFIT & LOSS STATEMENT

                                            As of April 27,    As of May 25,      2nd Quarter
                                                 2002              2002          Total - 2002
                                              ===============================================
Sales:
       Domestic                               $ 328,846          $ 312,537          $ 641,383
       International                             28,394             27,967             56,361
                                              -----------------------------------------------
            Total sales                         357,240            340,505            697,744

Cost of Goods Sold:
       Direct costs                             192,577            207,229            399,807
            Direct margin %                        46.1%              39.1%              42.7%
       Variance                                  11,248            (13,382)            (2,134)
       Engineering burden                        (3,103)            (2,487)            (5,590)
       Production burden                         29,117             22,484             51,601
       Warranty                                   4,107              1,744              5,851
       Inventory obsolescence                     3,800              3,800              7,600
                                              -----------------------------------------------
            Total cost of goods sold            237,748            219,388            457,137
                 Gross profit %                    33.4%              35.6%              34.5%

       Commissions                               24,312             14,037             38,350
       Marketing and sales expense               35,149             34,881             70,031
       Research & development                    32,575             41,507             74,082
                                              -----------------------------------------------
       Total contribution costs                 329,784            309,814            639,599
                                              -----------------------------------------------
            Contribution margin                  27,455             30,691             58,145
                 Contribution margin %              7.7%               9.0%               8.3%

Other Expenses:
       Allocated selling expense                 11,137             15,185             26,322
       G & A expense                              1,172             23,757             24,929
                                              -----------------------------------------------
            Total other expenses                 12,309             38,942             51,251
                 Percent of sales                   3.4%              11.4%               7.3%
       Interest                                   1,200              1,200              2,401
                                              -----------------------------------------------
Earnings from Operations                         13,946             (9,451)             4,493
      Percent of sales                              3.9%              -2.8%               0.6%

       Misc. (Income)/Expense                   (20,142)           (16,569)           (36,710)
                                              -----------------------------------------------
Profit before Taxes                              34,088              7,118             41,203
      Percent of sales                              9.5%               2.1%               5.9%

Provision for Income Taxes                           --                 --                 --
                                              -----------------------------------------------
Profit after Taxes                            $  34,088          $   7,118          $  41,203
      Percent of sales                              9.5%               2.1%               5.9%
                                              ===============================================

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309
CASH RECEIPTS & DISBURSEMENTS (CALENDAR)

                                                         FOR PERIOD        FOR PERIOD         QUARTER
                                                        APRIL 1 - 30       MAY 1 - 31          TOTAL
                                                       --------------    --------------    --------------
 1 CASH-BEGINNING OF MONTH                             $    81,366.20    $    94,926.55    $    81,366.20
              RECEIPTS FROM OPERATIONS                                                               0.00
 2 CASH SALES                                                      --                --              0.00
 3    LESS: CASH REFUNDS                                           --                --              0.00
                                                       --------------------------------------------------
 4 NET CASH SALES                                                  --                --              0.00
              COLLECTIONS OF ACCTS REC.                                                              0.00
 5 PRE-PETITION                                             34,922.59         20,044.75         54,967.34
 6 POST-PETITION                                           361,345.57        442,158.43        803,504.00
 7 OTHER                                                           --                --              0.00
                                                       --------------------------------------------------
 8 TOTAL OPERATING RECEIPTS (LINES 4+5+6+7)                396,268.16        462,203.18        858,471.34
              NON-OPERATING RECEIPTS                                                                 0.00
 9 LOANS/ADVANCES/TRANSFERS                                435,000.00        355,000.00        790,000.00
10 SALE OF ASSETS                                            1,771.47                --          1,771.47
11 OTHER (TRANSFER FROM OLD OPERATING ACCT)                        --         43,672.70         43,672.70
12 OTHER                                                    24,124.86         10,391.07         34,515.93
                                                       --------------------------------------------------
13 TOTAL NON-OPERATING RECEIPTS (LINES 9+10+11+12)                                             869,960.10
                                                       --------------------------------------------------
14 TOTAL RECEIPTS (LINES 8+13)                             857,164.49        871,266.95      1,728,431.44
                                                       --------------------------------------------------
15 TOTAL CASH AVAILABLE (LINES 14+1)                   $   938,530.69        966,193.50      1,809,797.64



                OPERATING DISBURSEMENTS:
16 NET PAYROLL                                         $    65,019.35         68,195.71        133,215.06
17 PAYROLL TAXES-PAID                                       30,055.25         29,666.45         59,721.70
18 SALES, USE & OTHER TAXES PAID                             4,538.35            821.26          5,359.61
19 SECURED/RENTAL/LEASES                                     7,607.26         15,671.07         23,278.33
20 UTILITIES                                                19,872.84          5,364.46         25,237.30
21 INSURANCE                                                14,004.04         26,617.44         40,621.48
22 INVENTORY PURCHASES                                     188,140.10        262,912.80        451,052.90
23 VEHICLE EXPENSE                                                 --                --              0.00
24 TRAVEL                                                      524.19          5,525.72          6,049.91
25 ENTERTAINMENT                                               389.78            102.82            492.60
26 REPAIRS & MAINTENANCE                                       926.61          7,781.41          8,708.02
27 SUPPLIES                                                  1,385.78          3,202.57          4,588.35
28 ADVERTISING                                                 360.90                --            360.90
29 401k to MN Life/United Way/Dependent Care                 8,414.92          7,154.89         15,569.81
30 OTHER:  Freight                                           6,127.77          5,265.42         11,393.19
31 OTHER:  Commissions                                      22,019.86         19,127.38         41,147.24
32 OTHER:  Misc                                              9,212.74         23,590.50         32,803.24
33 OTHER:   LOAN PAYDOWN                                   422,164.49        472,594.25        894,758.74
                                                       --------------------------------------------------
34 TOTAL OPERATING DISBURSEMENTS                           800,764.23        953,594.15      1,754,358.38
                REORGANIZATION EXPENSES:                                                             0.00
35 PROFESSIONAL FEES                                         2,131.40          5,000.00          7,131.40
36 U.S. TRUSTEE QUARTERLY FEES                                     --          5,000.00          5,000.00
37 OTHER:  Moving Expenses                                  40,708.51          4,710.00         45,418.51
38 OTHER:                                                          --                --              0.00
                                                       --------------------------------------------------
39 TOTAL REORGANIZATION EXPENSES                            42,839.91         14,710.00         57,549.91
                                                       --------------------------------------------------
40 TOTAL DISBURSEMENTS (LINES 34+39)                       843,604.14        968,304.15      1,811,908.29
                                                       --------------------------------------------------
41 CASH-END OF MONTH                                   $    94,926.55    $    (2,110.65)        (2,110.65)
                                                       ==================================================

CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:  02-40309

                                                           LOCKBOX         PAYROLL       INVEST ACCT     GENERAL DIP
                                                          ACCT # ***        ACCT #          ACCT #          ACCT #
                                                         ------------    ------------    ------------    ------------
BANK RECONCILIATIONS  -  MAY                             336 998 1448    351 470 1314    150 418 1013    336 997 8907
BALANCE PER BANK STATEMENT                               $   4,634.88    $   5,000.00    $   1,501.59    $  69,346.02
ADD:  DEBITS BY BANK, NOT ON RI TIL NEXT MONTH              25,233.87              --              --       15,197.33
ADD:  SERVICE CHARGES
ADD:  ADVANCES NOT ON RI BOOKS TIL NEXT MONTH              (50,000.00)
SUBTRACT:  OUTSTANDING CHECKS                                      --              --              --      (17,213.53)
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH         (29,568.75)             --              --              --
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                              --              --              --              --
SUBTRACT:  INTEREST EARNED                                         --              --           (0.19)             --
                                                         ------------    ------------   -------------    ------------
END OF MONTH BANK BALANCE                                $     300.00    $   5,000.00   $    1,501.40    $  17,329.82

PER BOOKS                                                $         --    $   5,000.00   $    1,501.40    $  17,335.45

*** NOTE: MCF CARRIES $300.00 BALANCE WHICH RI DOESN'T RECORD ON OUR BOOKS IN
    NEW LBOX ACCT #336 998 1448.

                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                             Based on Calendar month

CASE NUMBER: 02-40309
CASE NAME: Research Incorporated

INSIDERS:
--------------------------------------------------------------------------------
                   Type of
   Name           Compensation     Apr-02       May-02     Jun-02    Qtr Total
--------------------------------------------------------------------------------
Bruce Bailey     Travel, meals   $   135.66   $ 1,572.89            $ 1,708.55
Bruce Bailey     Salary            8,376.92     8,376.92             16,753.84
Brad Yopp        Salary            9,000.00     9,000.00             18,000.00
Brad Yopp        Travel, meals       190.14        38.32                228.46
Claude Johnson   Board Fees        2,177.81       176.00              2,353.81
John Collwell    Board Fees          733.33       400.00              1,133.33
                                                                            --
                                                                            --
                                                                            --
                                                                            --
                                                                            --
                                                                            --
                                                                            --
Total Payments to
     Insiders:                   $20,613.86   $19,564.13  $    --   $40,177.99
--------------------------------------------------------------------------------



PROFESSIONALS:
--------------------------------------------------------------------------------
                   Type of
   Name           Compensation     Apr-02       May-02     Jun-02    Qtr Total
--------------------------------------------------------------------------------
Kinney & Lange        Patents      $ 140.50                         $   140.50
Lindquist & Vennum    Legal Fees          *                                 --
Divine, Scherzer
   & Brody            Audit                   $10,000.00             10,000.00
                                                                            --
                                                                            --
                                                                            --
                                                                            --
                                                                            --
                                                                            --
                                                                            --
                                                                            --
                                                                            --
                                                                            --
Total Payments to
   Professionals:                  $ 140.50   $10,000.00  $    --   $10,140.50
--------------------------------------------------------------------------------


* In April 2002, Lindquist & Vennum was paid $1990.90 which Lindquist & Vennum immediately refunded to Research Inc.

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

POST PETITION PAYROLL TAX STATUS

                                              AMT W/H OR
                                BEGINNING      ACCRUED         ENDING
    FEDERAL                     TAX LIAB.     MAY 1 - 31      AMT PAID       TAX LIAB.
    --------                   ----------     ----------     ----------     ----------
WITHHOLDING                    $       --     $10,550.67     $10,550.67     $       --
FICA-EMPLOYEE                          --       7,078.48       7,078.48             --
FICA-EMPLOYER                          --       7,078.50       7,078.50             --
UNEMPLOYMENT (FUTA)                    --             --             --             --
INCOME                                 --             --             --             --
OTHER                                  --             --             --             --
                               ----------     ----------     ----------     ----------
TOTAL FEDERAL TAXES            $       --     $24,707.65     $24,707.65     $       --


    STATE
    -----

WITHHOLDING                    $       --     $ 4,213.00   $   4,213.00     $       --
SALES                              920.59       1,389.47         764.26       1,545.80
EXCISE                                 --             --             --             --
UNEMPLOYMENT (SUI)                     --         745.80         745.80             --
OTHER                                  --             --             --             --
REAL PROPERTY                          --             --             --             --
PERSONAL PROPERTY                      --             --             --             --
OTHER                                  --             --             --             --
                               ----------     ----------     ----------     ----------
TOTAL STATE & LOCAL TAXES      $   920.59     $ 6,348.27     $ 5,723.06     $ 1,545.80

TOTAL TAXES DUE                $   920.59     $31,055.92     $30,430.71     $ 1,545.80

                    POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                                   BASED ON CALENDAR MONTH
                                MAY 1 - 31, 2002

Case Name: 02-40309
Case Number: Research Incorporated

-------------------------------------------------------------------------------------
                                         SCHEDULED
                                       MONTHLY/QRTLY/
POST-PETITION SECURED                  YEARLY PAYMENT    AMOUNT PAID
LEASES PAYABLE                              DUE          DURING MONTH    TOTAL UNPAID
-------------------------------------------------------------------------------------
ADAGER                                  $        --      $       --      $        --
-------------------------------------------------------------------------------------
ADT                                              --              --               --
-------------------------------------------------------------------------------------
AT&T                                          52.18           52.18               --
-------------------------------------------------------------------------------------
AVAYA                                                            --               --
-------------------------------------------------------------------------------------
CAZARIN                                                                           --
-------------------------------------------------------------------------------------
CITICAPITAL                                  674.34          674.34               --
-------------------------------------------------------------------------------------
CONTINENTAL PROPERTY GROUP                       --              --               --
-------------------------------------------------------------------------------------
DUN & BRADSTREET                                 --              --               --
-------------------------------------------------------------------------------------
FIRST INDUSTRIAL                           5,227.57        5,227.57               --
-------------------------------------------------------------------------------------
INFINITY ACCESS                            1,510.05        1,510.05               --
-------------------------------------------------------------------------------------
IMATION                                          --              --               --
-------------------------------------------------------------------------------------
INSIGHT                                          --              --               --
-------------------------------------------------------------------------------------
IOS CAPITAL                                      --              --               --
-------------------------------------------------------------------------------------
KEY EQUIPMENT                                    --              --               --
-------------------------------------------------------------------------------------
METRO SALES                                  492.03          984.06          (492.03)*
-------------------------------------------------------------------------------------
O'PIN SYSTMES                                    --              --               --
-------------------------------------------------------------------------------------
ORBIT SOFTWARE                               360.00          360.00               --
-------------------------------------------------------------------------------------
ORIX CREDIT ALLIANCE SCHLEUNIGER INC             --              --               --
-------------------------------------------------------------------------------------
IMAGISTICS (PITNEY BOWES)                        --              --               --
-------------------------------------------------------------------------------------
PITNEY BOWES CREDIT                          321.42          321.42               --
-------------------------------------------------------------------------------------
QWEST                                      2,904.09        2,904.09               --
-------------------------------------------------------------------------------------
RCM DATA CORPORATION                             --              --               --
-------------------------------------------------------------------------------------
THE ASSOCIATES                                   --              --               --
-------------------------------------------------------------------------------------
VASKE COMPUTERS                              832.00          832.00               --
-------------------------------------------------------------------------------------
VERISIGN                                         --              --               --
-------------------------------------------------------------------------------------
VERIZON                                      298.50          298.50               --
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
TOTAL DUE                                                                  $ (492.03)
-------------------------------------------------------------------------------------


*  Paid May and June

Case Name:  Research, Inc.
Case #:  02-40309


ACCOUNTS RECEIVABLE AGING


   AGING                      5/25/2002
   -----                      ---------
0-30 DAYS                    $227,936.86
31-60 DAYS                     68,923.15
61-90 DAYS                     11,960.61
91+ DAYS                      109,459.54
                             -----------
TOTAL A/R                    $418,280.16

Case Name:  Research, Inc.
Case Number:  02-40309


                    AGING SCHEDULE OF POST-PETITION PAYABLES
                    ----------------------------------------
                                    31-MAY-02

                                               CURRENT
                                              0-30 DAYS        31-60 DAYS        61-90 DAYS        91-120 DAYS
                                              ---------        ----------        ----------        -----------
AGREN ASCHER                                 $ 1,453.34
APPLEBEE CHURCH                                  463.50
BENNETT & COMPANY                              4,628.50
BRETT ASSOCIATES                               4,120.00
BUSCH ELECTRONICS                                220.47
CLAUDE JOHNSON                                   176.00
DAWSON & ASSOC.                                  242.50
EAD MOTORS                                       500.00
FJ GRAY                                                                              (56.98)
FAIRVIEW MACHINE                                                                                       (155.00)
FASTENAL CO                                      192.27
IMAGISTICS                                                         188.51           (223.65)
INDUSTRIAL PROFILE SYSTEMS                                                          (867.17)
INSTRUMENTATION SERVICES                                                            (407.60)
INSTRUMENTATION SYSTEMS                       10,702.60
JOHN G COLWELL                                   400.00
JORDAN MARLAR HALE                               169.50
KINNEY & LANGE                                    40.50
LEE COMPANY                                      482.25
LINDQUIST & VENNUM                               850.00          3,214.37          1,990.90
MS MICHAELS                                    3,728.25
MAIN STREET                                      115.02
MICRO PNEUMATIC                                  291.20
PRAIRIE ELECTRIC                               7,800.00
PRIME INDUSTRIAL                                 209.65
QCON                                             142.50
ROBERTS ENGINEERING                            1,067.17
SHEET METAL CONNECTORS                           101.90
SMITH-SHARPE FIRE BRICK                           63.15
SONEKO                                                                              (585.00)
SYNERGETIC                                       161.25            783.00                            (2,631.90)
THERMAL SOURCE                                   247.50
THERMAL WAVE                                   4,636.39
UNIVERSAL ENGINEERING                          5,715.50
WENDELLS                                         265.28
WILDES ENGINEERING SALES                       6,155.00


                                          --------------------------------------------------------------------
                                             $55,341.19        $ 4,185.88         $ (149.50)        $(2,786.90)
                                          ====================================================================

                                  QUESTIONNAIRE



Case Name:  RESEARCH, INC.
            --------------

United States Bankruptcy Court District of MINNESOTA
                                           ---------

Case Number:  02-40309                          Division
              --------

Month:  MAY 2002
        --------


1.    Taxes:

      Are all post-petition payroll, state and federal taxes current?
                  Yes ( X )      No (   )

      Are all post-petition income taxes, state and federal current?
                  Yes ( X )      No (   )

      Are all other post-petition taxes current?
                  Yes ( X )      No (   )

      If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.


2.    Insurance:

      Are workers compensation, general liability and other necessary insurance in effect?

                  Yes ( X )      No (   )

      Are all premium payments current?
                  Yes ( X )      No (   )

      PLEASE ITEMIZE ALL POLICIES:

                                                                              INSTALLMENT
                                                           EXPIRATION           PAYMENT        PERIOD          PAID
      TYPE OF POLICY             CARRIER                      DATE              AMOUNT         COVERED         THROUGH
-----------------------------------------------------------------------------------------------------------------------
A.    Worker Compensation        Berkley Risk              12/8/2002         $  1,192.00       Month          5/31/2002

B.    Group Medical              Preferred One             Aug. 2002         $ 17,264.46       Month          5/31/2002

C.    Group Dental               Health Partners/          Aug. 2002         $  3,054.16       Month          5/31/2002
                                 Group Health

D.    Property & Liability       Chubb                     9/30/2002         $  1,655.14       Month          5/31/2002

E.    Life Insurance             Unum Life Ins. Co.         6/1/2002         $  1,467.68       Month          5/31/2002
-----------------------------------------------------------------------------------------------------------------------

                      Questionnaire Continued on Next Page

3.    Have any payments been made to any pre-petition creditors?
                  Secured               Yes (   )        No ( X )
                  Priority              Yes (   )        No ( X )
                  Unsecured             Yes (   )        No ( X )

      If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).


4.    Have any assets been sold outside the normal course of business?
                  Yes (   )      No ( X )

      If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.


5. Have all funds been deposited in and disbursed from the chapter 11 debtor bank accounts?
                  Yes ( X )      No (    )


6.    Are all post-petition accounts receivable due from non-related parties?
                  Yes ( X )      No (    )


7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

      We are in the process of putting together a plan that includes a third party investor that has been recommended by both the creditors committee and the company's board of directors. A draft of that plan is being reviewed by all parties involved at this time and we expect to have the plan filed within a couple of weeks.







                         Debtor/Trustee's Certification

      Name of Attorney:          MICHAEL MEYER
      Address:                   4545 IDS CENTER
                                 80 SOUTH EIGHTH ST.
      City, State, Zip:          MINNEAPOLIS, MN 55402
      Telephone:                 (612) 317-4745

      I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.


      Signed:  /s/ Brad Yopp                          Title: PRESIDENT, CFO
               --------------------
               (Original Signature)

               BRAD YOPP                              Date: JUNE 13, 2002